SUPPLEMENT DATED MAY 3, 2011
TO
PROSPECTUS DATED APRIL 30, 2007

SURVIVORSHIP ADVANTAGE VARIABLE UNIVERSAL LIFE
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE POLICIES
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

As American National Insurance Company will observe the Thanksgiving, Christmas, and New Year holidays by being closed for business on Friday, November 25, 2011, Friday and Monday, December 23 and 26, 2011, and Monday, January 2, 2012, the sub-section entitled “Policy Transactions” on page 19 is amended to read as follows:

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  American National Insurance Company is closed for business on Friday, November 25, 2011, Friday and Monday, December 23 and 26, 2011, and Monday, January 2, 2012, in observation of the Thanksgiving, Christmas, and New Year holidays.  On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) are processed.